Trade and Other Receivables - Summary of Trade and Other Receivables (Detail) - USD ($) $ in Thousands	Mar. 31, 2024	Mar. 31, 2023
Disclosure Of Trade And Other Receivables [Abstract]
Trade and other receivables, net of provision	$ 83,116	$ 61,699
Security deposits, net of provision	9,804	8,260
Interest accrued	6,453	4,855
Due from employees	273	212
Total	99,646	75,026
Non-current	7,696	6,179
Current	$ 91,950	$ 68,847